UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2010

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)
(816) 234-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 5, 2010 the Company’s Board of Directors approved the recommendations of the Compensation and Human Resources Committee with respect to the base salary for 2010 (effective April 1, 2010) and the payment of cash bonuses to the Company’s CEO and its other named executive officers in accordance with the Company’s Executive Incentive Compensation Plan. The Board also approved the Committee’s recommendations for the grant to those individuals of restricted stock awards under the Company’s 2005 Equity Incentive Plan.

				Restricted
		2010	2009 Cash	Stock
		Salary	Bonus	Awards
Executive Officer	Title	$	$	#
David W. Kemper	Chairman, President & CEO	865,470	457,961	25,568
Jonathan M. Kemper	Vice Chairman	446,500	170,540	11,328
Seth M. Leadbeater	Vice Chairman	355,000	124,138	5,967
Charles G. Kim	Executive Vice President & CFO	385,000	124,138	5,950
Kevin G. Barth	Executive Vice President	355,000	124,138	5,950
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: February 11, 2010